 Exhibit 99.1

Options on ETF -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
3iQ CoinShares Bitcoin ETF	BTCQ	BTCQ
3iQ Coinshares Ether ETF	ETHQ	ETHQ
BetaPro Canadian Gold Miners -2x Daily Bear ETF	HGD	HGD
BetaPro Canadian Gold Miners 2x Daily Bull ETF	HGU	HGU
BetaPro Crude Oil Inverse Leveraged Daily Bear ETF	HOD	HOD
BetaPro Crude Oil Inverse Leveraged Daily Bear ETF	HOD1	HOD1
BetaPro Natural Gas Inverse Leveraged Daily Bear ETF	HND	HND
BetaPro Natural Gas Inverse Leveraged Daily Bear ETF	HND2	HND2
BetaPro Natural Gas Leveraged Daily Bull ETF	HNU	HNU
BetaPro Natural Gas Leveraged Daily Bull ETF	HNU1	HNU1
BMO Aggregate Bond Index ETF	ZAG	ZAG
BMO Equal Weight Banks Index ETF	ZEB	ZEB
BMO Equal Weight US Banks Hedged to CAD Index ETF	ZUB	ZUB
BMO Equal Weight US Banks Index ETF CAD Units	ZBK	ZBK
BMO Equal Weight Utilities Index ETF	ZUT	ZUT
BMO High Yield US Corporate Bond Hedged to CAD Index ETF	ZHY	ZHY
BMO Low Volatility Canadian Equity ETF	ZLB	ZLB
BMO MSCI EAFE Hedged to CAD Index ETF	ZDM	ZDM
BMO MSCI USA High Quality Index ETF	ZUQ	ZUQ
BMO Nasdaq 100 Equity Hedged to CAD Index ETF	ZQQ	ZQQ
BMO S&P 500 Hedged to CAD Index ETF	ZUE	ZUE
BMO S&P 500 Index ETF	ZSP	ZSP
BMO S&P/TSX Capped Composite Index ETF	ZCN	ZCN
BMO S&P/TSX Laddered Preferred Share Index ETF	ZPR	ZPR
CI Galaxy Bitcoin ETF	BTCX	BTCX.B

1

Options on ETF -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
CI Galaxy Ethereum ETF	ETHX	ETHX.B
Ether ETF	ETHR	ETHR
Evolve Bitcoin ETF Canadian dollar denominated units	EBIT	EBIT
Evolve FANGMA Index ETF	TECH	TECH
Horizons Active Preferred Share ETF	HPR	HPR
Horizons Marijuana Life Sciences Index ETF	HMMJ	HMMJ
Horizons Marijuana Life Sciences Index ETF	HMMJ2	HMMJ2
Horizons Marijuana Life Sciences Index ETF	HMMJ3	HMMJ3
Horizons NASDAQ 100 Index ETF	HXQ	HXQ
Horizons Pipelines & Energy Services Index ETF	HOG	HOG
Horizons S&P/TSX 60 Index ETF	HXT	HXT
iShares Canadian Select Dividend Index ETF	XDV	XDV
iShares Core Canadian Corporate Bond Index ETF	XCB	XCB
iShares Core Canadian Short Term Bond Index ETF	XSB	XSB
iShares Core S&P 500 Index ETF (CAD-Hedged)	XSP	XSP
iShares Core S&P/TSX Capped Composite Index ETF	XIC	XIC
iShares MSCI EAFE Index ETF (CAD-Hedged)	XIN	XIN
iShares S&P/TSX 60 Index ETF	XIU	XIU
iShares S&P/TSX Capped Energy Index ETF	XEG	XEG
iShares S&P/TSX Capped Financials Index ETF	XFN	XFN
iShares S&P/TSX Capped REIT Index ETF	XRE	XRE
iShares S&P/TSX Global Gold Index ETF	XGD	XGD
iShares U.S. Small Cap Index ETF (CAD-Hedged)	XSU	XSU
Purpose Bitcoin ETF CAD ETF Non-currency Hedged Units	BTCC	BTCC.B
Purpose Ether ETF	ETHH	ETHH.B

2

Options on ETF -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Vanguard Canadian Aggregate Bond Index ETF	VAB	VAB
Vanguard Canadian Short-Term Bond Index ETF	VSB	VSB
Vanguard Canadian Short-Term Corporate Bond Index ETF	VSC	VSC
Vanguard S&P 500 Index ETF	VFV	VFV

Index Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
S&P/TSX 60 Index Standard Options	SXO	TX60
S&P/TSX Capped Utilities Index Options	SXV	TTUT
S&P/TSX Composite Index Banks (Industry Group) Options	SXJ	TXBA

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
AcuityAds Holdings Inc.	AT	AT
Aecon Group Inc.	ARE	ARE
Agnico Eagle Mines Limited	AEM	AEM
Air Canada	AC	AC
Alamos Gold Inc.	AGI	AGI
Alaris Royalty Corp.	AD	AD u
Algoma Steel Group Inc.	ASTL	ASTL
Algonquin Power & Utilities Corp.	AQN	AQN
Alimentation Couche Tard Inc., Cl. B	ATD	ATD
Allied Properties Real Estate Investment Trust	AP	AP u
AltaGas Ltd.	ALA	ALA
Altus Group Limited	AIF	AIF

3

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
ARC Resources Ltd.	ARX	ARX
Aritzia Inc.	ATZ	ATZ
Artis Real Estate Investment Trust	AX	AX u
ATCO Ltd. Cl. I	ACO	ACO.X
ATS Corporation	ATS	ATS
Aurora Cannabis Inc.	ACB	ACB
AutoCanada Inc.	ACQ	ACQ
B2Gold Corp.	BTO	BTO
Badger Infrastructure Solutions Ltd.	BDGI	BDGI
Ballard Power Systems Inc.	BLDP	BLDP
Bank of Montreal	BMO	BMO
Bank of Nova Scotia (The)	BNS	BNS
Barrick Gold Corporation	ABX	ABX
Bausch Health Companies Inc.	BHC	BHC
Baytex Energy Corp.	BTE	BTE
BCE Inc.	BCE	BCE
Birchcliff Energy Limited	BIR	BIR
Bitfarms Ltd	BITF	BITF
BlackBerry Limited	BB	BB
Boardwalk Real Estate Investment Trust	BEI	BEIu
Bombardier Inc., Cl. B	BBD	BBD.B
Bombardier Inc., Cl. B	BBD1	BBD1
Boralex Inc. Class A Shares	BLX	BLX
Brookfield Asset Management Inc., Cl. A	BAM	BAM
Brookfield Asset Management Inc., Cl. A	BN1	BN1
Brookfield Corporation	BN	BN
Brookfield Infrastructure Partners L.P.	BIP	BIPu

4

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Brookfield Infrastructure Partners L.P.	BIP1	BIP1
Brookfield Renewable Corporation	BEPC	BEPC
Brookfield Renewable Partners L.P.	BEP	BEPu
BRP Inc.	DOO	DOO
CAE Inc.	CAE	CAE
Cameco Corporation	CCO	CCO
Canaccord Genuity Group Inc.	CF	CF
Canada Goose Holdings Inc.	GOOS	GOOS
Canadian Apartment Properties Real Estate Investment Trust	CAR	CARu
Canadian Imperial Bank of Commerce	CM	CM
Canadian National Railway Company	CNR	CNR
Canadian Natural Resources Limited	CNQ	CNQ
Canadian Pacific Railway Limited	CP	CP
Canadian Tire Corporation Limited, Cl. A	CTC	CTC.A
Canadian Utilities Limited, Cl. A	CU	CU
Canadian Western Bank	CWB	CWB
Canfor Corporation	CFP	CFP
Canopy Growth Corporation	WEED	WEED
Capital Power Corporation	CPX	CPX
Capstone Mining Corp.	CS	CS
Cardinal Energy Ltd.	CJ	CJ
Cascades Inc.	CAS	CAS
CCL Industries Inc., Cl. B	CCL	CCL.B
Celestica Inc.	CLS	CLS
Cenovus Energy Inc.	CVE	CVE
Centerra Gold Inc.	CG	CG
CGI Inc., Cl. A	GIB	GIB.A

5

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Champion Iron Limited	CIA	CIA
Charlotte’s Web Holdings Inc.	CWEB	CWEB
Chartwell Retirement Residences	CSH	CSHu
Chemtrade Logistics Income Fund	CHE	CHEu
Choice Properties Real Estate Investment Trust	CHP	CHPu
CI Financial Corp.	CIX	CIX
Cineplex Inc.	CGX	CGX
Cogeco Communications Inc.	CCA	CCA
Converge Technology Solutions Corp.	CTS	CTS
CORUS Entertainment Inc., Cl. B	CJR	CJR.B
Crescent Point Energy Corp.	CPG	CPG
Crombie Real Estate Investment Trust	CRR	CRRu
Cronos Group Inc.	CRON	CRON
Definity Financial Corporation	DFY	DFY
Descartes Systems Group Inc.	DSG	DSG
Dollarama Inc.	DOL	DOL
Dorel Industries Inc. Cl. B	DII	DII.B
Dream Industrial Real Estate Investment Trust	DIR	DIRu
Dream Office Real Estate Investment Trust	D	D u
Dundee Precious Metals Inc.	DPM	DPM
Dye & Durham Limited	DND	DND
ECN Capital Corp.	ECN	ECN
Eldorado Gold Corp.	ELD	ELD
Element Fleet Management Corp.	EFN	EFN
Emera Inc.	EMA	EMA
Empire Company Limited, Cl. A	EMP	EMP.A
Enbridge Inc.	ENB	ENB

6

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Endeavour Mining Corporation	EDV	EDV
Endeavour Silver Corp.	EDR	EDR
Energy Fuels Inc.	EFR	EFR
Enerplus Resources Fund	ERF	ERF
Enthusiast Gaming Holdings Inc.	EGLX	EGLX
Equinox Gold Corp	EQX	EQX
Ero Copper Corp.	ERO	ERO
Extendicare Inc.	EXE	EXE
Filo Mining Corp.	FIL	FIL
Finning International Inc.	FTT	FTT
First Capital Real Estate Investment Trust	FCR	FCRu
First Majestic Silver Corp.	FR	FR
First Quantum Minerals Ltd.	FM	FM
Fortis Inc.	FTS	FTS
Fortuna Silver Mines Inc.	FVI	FVI
Franco-Nevada Corp.	FNV	FNV
Freehold Royalties Ltd.	FRU	FRU
Frontera Energy Corporation	FEC	FEC
Galaxy Digital Holdings Ltd.	GLXY	GLXY
George Weston Limited	WN	WN
GFL Environmental Inc.	GFL	GFL
Gibson Energy Inc.	GEI	GEI
Gildan Activewear Inc.	GIL	GIL
GLO	GLO	GLO
GoodFood Market Corp.	FOOD	FOOD
Granite Real Estate Investment Trust Inc.	GRT	GRTu
Great-West Lifeco Inc.	GWO	GWO

7

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Groupe Aeroplan Inc.	AIM	AIM
Headwater Exploration Inc.	HWX	HWX
HEXO Corp.	HEXO2	HEXO2
Home Capital Group Inc.	HCG	HCG
Hudbay Minerals Inc.	HBM	HBM
Hut 8 Mining Corp.	HUT	HUT
Hydro One Limited	H	H
iA Financial Corporation Inc.	IAG	IAG
IAMGOLD Corporation	IMG	IMG
IGM Financial Inc.	IGM	IGM
Imperial Oil Limited	IMO	IMO
Innergex Renewable Energy Inc.	INE	INE
Intact Financial Corporation	IFC	IFC
Inter Pipeline Ltd.	IPL2	IPL2
Interfor Corporation	IFP	IFP
Ivanhoe Mines Ltd.	IVN	IVN
K92 Mining Inc.	KNT	KNT
Karora Resources Inc.	KRR	KRR
Keyera Corp.	KEY	KEY
Kinaxis Inc.	KXS	KXS
Kinross Gold Corporation	K	K
Labrador Iron Ore Royalty Corporation	LIF	LIF
Laurentian Bank of Canada	LB	LB
Lifeworks Inc.	LWRK1	LWRK1
Lightspeed POS Inc.	LSPD	LSPD
Linamar Corporation	LNR	LNR
Lion Electric Company	LEV	LEV

8

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Lithium Americas	LAC	LAC
Loblaw Companies Ltd.	L	L
Lundin Gold Inc.	LUG	LUG
Lundin Mining Corporation	LUN	LUN
MAG Silver Corp.	MAG	MAG
Magna International Inc	MG	MG
Major Drilling Group International Inc.	MDI	MDI
Manulife Financial Corporation	MFC	MFC
Maple Leaf Foods Inc.	MFI	MFI
Martinrea International Inc.	MRE	MRE
Maxar Technologies Ltd.	MAXR	MAXR
MEG Energy Corp.	MEG	MEG
Methanex Corporation	MX	MX
Metro Inc.	MRU	MRU
Mullen Group Ltd.	MTL	MTL
National Bank of Canada	NA	NA
New Gold Inc.	NGD	NGD
Newmont Corporation	NGT	NGT
NexGen Energy Ltd.	NXE	NXE
NFI Group Inc.	NFI	NFI
Northland Power Inc.	NPI	NPI
NorthWest Healthcare Properties Real Estate Investment Trust	NWH	NWHu
NovaGold Resources Inc.	NG	NG
Nutrien Ltd.	NTR	NTR
Nuvei Corporation	NVEI	NVEI
Obsidian Energy Ltd.	OBE	OBE
OceanaGold Corporation	OGC	OGC

9

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Onex Corporation	ONEX	ONEX
Open Text Corp.	OTEX	OTEX
Organigram Holdings Inc.	OGI	OGI
Orla Mining Ltd	OLA	OLA
Osisko Gold Royalties Ltd.	OR	OR
Osisko Mining Corp.	OSK	OSK
Ovintiv Inc.	OVV	OVV
Pan American Silver Corporation	PAAS	PAAS
Paramount Resources Ltd.	POU	POU
Parex Resources Inc.	PXT	PXT
Parkland Fuel Corporation	PKI	PKI
Pembina Pipeline Corporation	PPL	PPL
Peyto Exploration & Development Corp.	PEY	PEY
Power Corporation of Canada	POW	POW
PrairieSky Royalty Ltd.	PSK	PSK
Precision Drilling Corporation	PD	PD
Premium Brands Holdings Corporation	PBH	PBH
Primaris Retail Real Estate Investment Trust	PMZ	PMZu
Primo Water Corporation	PRMW	PRMW
Pyrogenesis Canada Inc.	PYR	PYR
Quebecor Inc., Cl. B	QBR	QBR.B
Real Matters Inc.	REAL	REAL
Resolute Forest Products Inc.	RFP	RFP
Restaurant Brands International	QSR	QSR
RioCan Real Estate Investment Trust	REI	REIu
Ritchie Bros. Auctioneers Incorporated	RBA	RBA
Open Text Corp.	OTEX	OTEX

10

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Organigram Holdings Inc.	OGI	OGI
Orla Mining Ltd	OLA	OLA
Osisko Gold Royalties Ltd.	OR	OR
Osisko Mining Corp.	OSK	OSK
Ovintiv Inc.	OVV	OVV
Pan American Silver Corporation	PAAS	PAAS
Paramount Resources Ltd.	POU	POU
Parex Resources Inc.	PXT	PXT
Parkland Fuel Corporation	PKI	PKI
Pembina Pipeline Corporation	PPL	PPL
Peyto Exploration & Development Corp.	PEY	PEY
Power Corporation of Canada	POW	POW
PrairieSky Royalty Ltd.	PSK	PSK
Precision Drilling Corporation	PD	PD
Premium Brands Holdings Corporation	PBH	PBH
Primaris Retail Real Estate Investment Trust	PMZ	PMZu
Primo Water Corporation	PRMW	PRMW
Pyrogenesis Canada Inc.	PYR	PYR
Quebecor Inc., Cl. B	QBR	QBR.B
Real Matters Inc.	REAL	REAL
Resolute Forest Products Inc.	RFP	RFP
Restaurant Brands International	QSR	QSR
RioCan Real Estate Investment Trust	REI	REIu
Ritchie Bros. Auctioneers Incorporated	RBA	RBA
Rogers Communications Inc., Cl. B	RCI	RCI.B
Royal Bank of Canada	RY	RY
Russel Metals Inc.	RUS	RUS

11

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Sandstorm Gold Ltd.	SSL	SSL
Saputo Inc.	SAP	SAP
Savaria Corporation	SIS	SIS
Seabridge Gold Inc.	SEA	SEA
Secure Energy Services Inc.	SES	SES
Shaw Communications Inc., Cl. B	SJR	SJR.B
ShawCor Ltd., Cl. A	SCL	SCL
Shopify Inc. Cl. A	SHOP	SHOP
Sienna Senior Living Inc.	SIA	SIA
Silvercorp Metals Inc.	SVM	SVM
SilverCrest Metals Inc.	SIL	SIL
SmartCentres Real Estate Investment Trust	SRU	SRUu
SNC-Lavalin Group Inc.	SNC	SNC
Spin Master Corp.	TOY	TOY
SSR Mining Inc.	SSRM	SSRM
Stantec Inc.	STN	STN
Stelco Holdings Inc.	STLC	STLC
Stella-Jones Inc.	SJ	SJ
Sun Life Financial	SLF	SLF
Suncor Energy Inc.	SU	SU
SunOpta, Inc.	SOY	SOY
Superior Plus Corp.	SPB	SPB
SVI	SVI	SVI
Tamarack Valley Energy Ltd.	TVE	TVE
TC Energy Corporation	TRP	TRP
Teck Resources Limited, Cl. B	TECK	TECK.B
TELUS Corporation	T	T

12

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Telus International Cda Inc.	TIXT	TIXT
TFI International Inc.	TFII	TFII
The Valens Company Inc	VLNS1	VLNS1
Thomson Reuters Corporation	TRI	TRI
Tilray Inc.	TLRY	TLRY
TMX Group Limited	X	X
Topaz Energy Corp.	TPZ	TPZ
Torex Gold Resources Inc.	TXG	TXG
Toromont Industries Ltd.	TIH	TIH
Toronto-Dominion Bank (The)	TD	TD
Tourmaline Oil Corp.	TOU	TOU
TransAlta Corporation	TA	TA
TransAlta Renewable Inc.	RNW	RNW
Transcontinental Inc., Cl. A	TCL	TCL.A
Tricon Capital Group Inc.	TCN	TCN
Trisura Group Ltd.	TSU	TSU
Uni-Select Inc.	UNS	UNS
Verde AgriTech Plc	NPK	NPK
Vermilion Energy Inc.	VET	VET
Victoria Gold Corp.	VGCX	VGCX
Waste Connections Inc.	WCN	WCN
WELL Health Technologies Corp.	WELL	WELL
Wesdome Gold Mines Ltd.	WDO	WDO
West Fraser Timber Co. Ltd.	WFG	WFG
Westport Fuel Systems Inc.	WPRT	WPRT
Westshore Terminals Investment Corporation	WTE	WTE
Wheaton Precious Metals Corp.	WPM	WPM

13

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Whitecap Resources Inc.	WCP	WCP
WSP Global Inc.	WSP	WSP
Yamana Gold Inc.	YRI	YRI

14